                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2000


I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                               478,257.50
        Available Funds:
                  Contract Payments due and received in this period                                                    5,926,248.66
                  Contract Payments due in prior period(s) and received in this period                                   672,642.52
                  Contract Payments received in this period for next period                                              225,061.28
                  Sales, Use and Property Tax, Maintenance, Late Charges                                                 202,382.88
                  Prepayment Amounts related to early termination in this period                                         659,983.52
                  Servicer Advance                                                                                       560,686.63
                  Proceeds received from recoveries on previously Defaulted Contracts                                          0.00
                  Transfer from Reserve Account                                                                           15,872.41
                  Interest earned on Collection Account                                                                   36,342.83
                  Interest earned on Affiliated Account                                                                    7,822.82
                  Proceeds from repurchase of Contracts per Contribution and
                      Servicing Agreement Section 5.03                                                                         0.00
                  Amounts paid per Contribution and Servicing Agreement Section 7.01
                     (Substituted contract < Predecessor contract)                                                             0.00
                  Amounts paid under insurance policies                                                                        0.00
                  Any other amounts                                                                                            0.00

                                                                                                                      -------------
        Total Available Funds                                                                                          8,785,301.05
        Less: Amounts to be Retained in Collection Account                                                               566,669.06
                                                                                                                      -------------
        AMOUNT TO BE DISTRIBUTED                                                                                       8,218,631.99
                                                                                                                      =============


        DISTRIBUTION OF FUNDS:
               1. To Trustee -  Fees                                                                                           0.00
               2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             672,642.52
               3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                              a) Class A1 Principal and Interest                                                       4,867,979.42
                              a) Class A2 Principal (distributed after A1 Note matures) and Interest                     236,112.50
                              a) Class A3 Principal (distributed after A2 Note matures) and Interest                     522,208.33
                              a) Class A4 Principal (distributed after A3 Note matures) and Interest                     619,968.75
                              b) Class B Principal and Interest                                                          107,276.06
                              c) Class C Principal and Interest                                                          215,227.06
                              d) Class D Principal and Interest                                                          145,623.80
                              e) Class E Principal and Interest                                                          195,069.40

               4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
               5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                       a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    111,136.46
                       b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   162,685.23
                       c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         15,872.41
               6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts             246,548.53
               7. To Servicer, Servicing Fee and other Servicing Compensations                                           100,281.52
                                                                                                                      -------------
           TOTAL FUNDS DISTRIBUTED                                                                                     8,218,631.99
                                                                                                                      =============
           End of Period Collection Account Balance {Includes Payments                                                -------------
             in Advance & Restricting Event Funds (if any)}                                                              566,669.06
                                                                                                                      =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,925,289.09
            - Add Investment Earnings                                                                                     15,872.41
            - Add Transfer from Certificate Account
                (To Satisfy Reserve Account Requirement)                                                                       0.00
            - Less Distribution to Certificate Account                                                                    15,872.41
                                                                                                                      -------------
End of period balance                                                                                                 $2,925,289.09
                                                                                                                      =============
Reserve Account Requirement (Lesser of:
 (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,925,289.09
                                                                                                                      =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2000


  III. CLASS A NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class A Notes
                        Pool A                         165,415,140.18
                        Pool B                          69,911,705.17
                                                       --------------
                                                                                235,326,845.35
  Class A Overdue Interest, if any                               0.00
  Class A Monthly Interest - Pool A                      1,036,217.85
  Class A Monthly Interest - Pool B                        437,951.19

  Class A Overdue Principal, if any                              0.00
  Class A Monthly Principal - Pool A                     2,823,057.77
  Class A Monthly Principal - Pool B                     1,949,042.19
                                                       --------------
                                                                                4,772,099.96

  Ending Principal Balance of the Class A Notes
                        Pool A                         162,592,082.41
                        Pool B                          67,962,662.98
                                                       --------------           --------------
                                                                                230,554,745.39
                                                                                ==============

  Interest Paid Per $1,000               Principal Paid Per $1,000                        Ending Principal
  Original Face $257,425,000             Original Face $257,425,000                       Balance Factor
       $ 5.726596                              $ 18.537826                                   89.561909%

  IV. CLASS A NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class A Notes
                        Class A1                                17,701,845.35
                        Class A2                                39,000,000.00
                        Class A3                                83,000,000.00
                        Class A4                                95,625,000.00
                                                               --------------
  Class A Monthly Interest                                                      235,326,845.35
                        Class A1 (Actual Number Days/360)           95,879.46
                        Class A2                                   236,112.50
                        Class A3                                   522,208.33
                        Class A4                                   619,968.75
                                                               --------------

  Class A Monthly Principal


                        Class A1                                 4,772,099.96
                        Class A2                                         0.00
                        Class A3                                         0.00
                        Class A4                                         0.00
                                                               --------------

                                                                                4,772,099.96
  Ending Principal Balance of the Class A Notes
                        Class A1                                12,929,745.39
                        Class A2                                39,000,000.00
                        Class A3                                83,000,000.00
                        Class A4                                95,625,000.00
                                                               --------------  ---------------
                                                                                230,554,745.39
                                                                               ===============

  CLASS A1

  Interest Paid Per $1,000               Principal Paid Per $1,000             Ending Principal
  Original Face $39,800,000              Original Face $39,800,000             Balance Factor
       $ 2.409032                             $ 119.902009                      32.486797%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2000


 V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                            Pool A                   2,818,936.11
                            Pool B                   1,191,390.80
                                                     ------------
                                                                                4,010,326.91
Class B Overdue Interest, if any                             0.00
Class B Monthly Interest - Pool A                       18,229.12
Class B Monthly Interest - Pool B                        7,704.33
Class B Overdue Principal, if any                            0.00
Class B Monthly Principal - Pool A                      48,120.30
Class B Monthly Principal - Pool B                      33,222.31
                                                     ------------
                                                                                81,342.61
Ending Principal Balance of the Class B Notes
                            Pool A                   2,770,815.81
                            Pool B                   1,158,168.49
                                                     ------------               ------------
                                                                                3,928,984.30
                                                                                ============

        Interest Paid Per $1,000            Principal Paid Per $1,000                  Ending Principal
        Original Face $4,387,000            Original Face $4,387,000                   Balance Factor
             $ 5.911432                          $ 18.541739                             89.559706%

 VI. CLASS C NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class C Notes
                            Pool A                      5,638,563.42
                            Pool B                      2,383,090.40
                                                        ------------
                                                                                8,021,653.82
Class C Overdue Interest, if any                                0.00

Class C Monthly Interest - Pool A                          36,932.59

Class C Monthly Interest - Pool B                          15,609.24
Class C Overdue Principal, if any                               0.00

Class C Monthly Principal - Pool A                         96,240.61

Class C Monthly Principal - Pool B                         66,444.62
                                                        ------------
                                                                                162,685.23
Ending Principal Balance of the Class C Notes
                            Pool A                      5,542,322.81
                            Pool B                      2,316,645.78
                                                        ------------
                                                                               -------------
                                                                                7,858,968.59
                                                                                ============

        Interest Paid Per $1,000            Principal Paid Per $1,000                Ending Principal
        Original Face $8,775,000            Original Face $8,775,000                 Balance Factor
             $ 5.987673                              $ 18.539627                      89.560896%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                            Pool A                   3,759,042.27
                            Pool B                   1,588,726.93
                                                     ------------
                                                                                5,347,769.20

Class D Overdue Interest, if any                             0.00
Class D Monthly Interest - Pool A                       26,125.34
Class D Monthly Interest - Pool B                       11,041.65
Class D Overdue Principal, if any                            0.00
Class D Monthly Principal - Pool A                      64,160.40
Class D Monthly Principal - Pool B                      44,296.41
                                                     ------------

                                                                                108,456.81
Ending Principal Balance of the Class D Notes

                            Pool A                   3,694,881.87
                            Pool B                   1,544,430.52
                                                     ------------
                                                                               -------------
                                                                                5,239,312.39
                                                                               ============

Interest Paid Per $1,000            Principal Paid Per $1,000                  Ending Principal
Original Face $5,850,000            Original Face $5,850,000                   Balance Factor
      $ 6.353332                         $ 18.539626                               89.560896%

VIII.   CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes

                            Pool A                4,699,148.46
                            Pool B                1,986,063.08
                                                  ------------
                                                                                6,685,211.54
Class E Overdue Interest, if any                          0.00

Class E Monthly Interest - Pool A                    41,822.42

Class E Monthly Interest - Pool B                    17,675.96
Class E Overdue Principal, if any                         0.00

Class E Monthly Principal - Pool A                   80,200.50

Class E Monthly Principal - Pool B                   55,370.52
                                                  ------------
                                                                                135,571.02
Ending Principal Balance of the Class E Notes
                            Pool A                4,618,947.96
                            Pool B                1,930,692.56
                                                  ------------                  ------------
                                                                                6,549,640.52
                                                                                ============


        Interest Paid Per $1,000            Principal Paid Per $1,000                 Ending Principal
        Original Face $7,313,000            Original Face $7,313,000                   Balance Factor
              $ 8.135974                           $ 18.538359                            89.561610%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2000


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                                     Pool A         5,641,265.61
                                     Pool B         2,384,297.64
                                                    ------------
                                                                                8,025,563.25

         Residual Interest - Pool A                    73,143.20
         Residual Interest - Pool B                    37,993.26
         Residual Principal - Pool A                   96,240.61
         Residual Principal - Pool B                   66,444.62
                                                    ------------
                                                                                162,685.23
         Ending Residual Principal Balance
                                     Pool A         5,545,025.00
                                     Pool B         2,317,853.02
                                                    ------------
                                                                                ------------
                                                                                7,862,878.02
                                                                                ============


X. PAYMENT TO SERVICER

          - Collection period Servicer Fee                                      100,281.52
          - Servicer Advances reimbursement                                     672,642.52
          - Tax, Maintenance, Late Charges,
                Bank Interest and other amounts                                 246,548.53
                                                                                ------------
         Total amounts due to Servicer                                          1,019,472.57
                                                                               ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2000

  XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

  POOL A

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                   187,972,096.04

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                      0.00

    Decline in Aggregate Discounted Contract Balance                                                                  3,208,020.20

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the ending of the related Collection Period
                                                                                                                    --------------
                                                                                                                    184,764,075.84
                                                                                                                    ==============

    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                           2,762,003.14

        - Principal portion of Prepayment Amounts                                                   446,017.06

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                     0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                          0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                   0.00

                                                                                                --------------
                                    Total Decline in Aggregate Discounted Contract Balance        3,208,020.20
                                                                                                ==============


POOL B

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                   79,445,274.02

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                     0.00

     Decline in Aggregate Discounted Contract Balance                                                                 2,214,820.67

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the ending of the related Collection Period
                                                                                                                    --------------
                                                                                                                     77,230,453.35
                                                                                                                    ==============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                           1,933,100.22

         - Principal portion of Prepayment Amounts                                                   281,720.45

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                     0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                          0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                   0.00

                                                                                                 --------------
                                     Total Decline in Aggregate Discounted Contract Balance        2,214,820.67
                                                                                                 ==============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   261,994,529.19
                                                                                                                    ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2000


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                           Predecessor
                                             Discounted               Predecessor           Discounted
Lease #             Lessee Name              Present Value             Lease #             Present Value
-------             -----------              -------------            -----------         ---------------
                    NONE











                                             ---------------                              ---------------
                                             Totals:   $0.00                                        $0.00

             a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                               $0.00
             b) ADCB OF POOL A AT CLOSING DATE                                            $202,195,615.75
             c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                        0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection
       Account per Contribution & Servicing Agreement Section 7.02                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES                  NO     X
                                                                            --------             --------

Pool B

                                                                                            Predecessor
                                             Discounted               Predecessor            Discounted
Lease #             Lessee Name              Present Value             Lease #             Present Value
-------             -----------              -------------            -----------         ---------------
                    NONE






                                             -------------                                 --------------
                                             Totals: $0.00                                          $0.00


            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                $0.00
            b) ADCB OF POOL B AT CLOSING DATE                                              $90,333,293.68
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE
                  POOL UNLESS RATING AGENCY APPROVES)                                                0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
            THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
            BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
          per Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES                  NO    X
                                                                            --------             --------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                               Predecessor
                                                Discounted               Predecessor            Discounted
Lease #             Lessee Name                 Present Value             Lease #              Present Value
-------             -----------                 -------------            ----------            -------------
                    NONE











                                                ---------------                             ------------------
                                                Totals:   $0.00                                        $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                             0.00
            b) ADCB OF POOL A AT CLOSING DATE                                                $202,195,615.75
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables          $0.00
b)  Total discounted Contract Balance of Substitute Receivables           $0.00
c)  If (a) > (b), amount to be deposited in Collection
        Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES                     NO     X



POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                               Predecessor
                                                Discounted               Predecessor            Discounted
Lease #             Lessee Name                 Present Value             Lease #              Present Value
-------             -----------                 -------------            ----------            -------------
                    NONE











                                                ---------------                                  -------------
                                                Totals:   $0.00                                        $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                     $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                       $90,333,293.68
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
            SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
            FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES                     NO     X

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2000


XV.    POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

            CONTRACTS DELINQUENT > 90 DAYS                               TOTAL OUTSTANDING CONTRACTS

             This Month                          3,837,429.86             This Month                         261,994,529.19
            1 Month Prior                        1,014,611.11            1 Month Prior                       267,417,370.06
            2 Months Prior                         560,468.33            2 Months Prior                      272,968,391.89

            Total                                5,412,509.30            Total                               802,380,291.14

            a) 3 MONTH AVERAGE                   1,804,169.77            b) 3 MONTH AVERAGE                  267,460,097.05

            c) a/b                                      0.67%



2. Does a Delinquency Condition Exist (1c > 6%)?
                                                                                       Yes               No               X
                                                                                          --------------           --------------

3.  Restricting Event Check

            A. A Delinquency Condition exists for current period?                      Yes               No               X
                                                                                           --------------           --------------
            B. An Indenture Event of Default has occurred and is then continuing?      Yes               No               X
                                                                                           --------------           --------------

4. Has a Servicer Event of Default occurred?                                           Yes               No               X
                                                                                           --------------           --------------


5. Amortization Event Check

            A. Is 1c  > 8% ?                                                           Yes               No               X
                                                                                           --------------           --------------
            B. Bankruptcy, insolvency, reorganization; default/violation of
               any covenant or obligation not remedied within 90 days?                 Yes               No               X
                                                                                           --------------           --------------
            C. As of any Determination date, the sum of all defaulted
               contracts since the Closing date exceeds 6% of the ADCB
               on the Closing Date?                                                    Yes               No              X
                                                                                           --------------           --------------




6. Aggregate Discounted Contract Balance at Closing Date                        Balance  $ 270,243,724.70
                                                                                           -------------


DELINQUENT LEASE SUMMARY

            Days Past Due                   Current Pool Balance         # Leases

               31 - 60                          12,042,448.75               54
               61 - 90                             364,475.01               17
               91 - 180                           3,837,429.86              14

Approved By:
Lisa J. Cruikshank
Vice President